BLACKROCK FUNDS II

BlackRock Strategic Income Opportunities Portfolio

(the “Portfolio”)

Supplement dated October 11, 2013 to the
Statement of Additional Information, dated April 30, 2013

Effective immediately, the following change is made to the Statement of Additional Information of the Portfolio.

The section of the Statement of Additional Information entitled “Investment Restrictions” is amended to add the following as a non-fundamental investment restriction of the Portfolio:

As a matter of policy, the BlackRock Strategic Income Opportunities Portfolio will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Portfolio has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

Shareholders should retain this Supplement for future reference

SAI-SIO-1013SUP